FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS Y
	PGDEX	PGDFX	PGDHX	PGDMX	PGDYX

Putnam Global Dividend Fund

Summary prospectus

3 | 30 | 14

A world of investing.®

Putnam INVESTMENTS

Putnam Global Dividend Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 3/30/14, are incorporated by reference into this summary prospectus.

Goal

Putnam Global Dividend Fund seeks capital growth and current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 14 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	0.65%*
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees****	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.70%	0.25%	2.00%	2.95%	(1.55)%	1.40%
Class B	0.70%	1.00%	2.00%	3.70%	(1.55)%	2.15%
Class C	0.70%	1.00%	2.00%	3.70%	(1.55)%	2.15%
Class M	0.70%	0.75%	2.00%	3.45%	(1.55)%	1.90%
Class Y	0.70%	N/A	2.00%	2.70%	(1.55)%	1.15%

     *  Applies only to certain redemptions of shares bought with no initial sales charge.

    **  This charge is phased out over six years.

  ***  This charge is eliminated after one year.

****  Management fees are subject to a performance adjustment.

   =  Other expenses shown have been annualized.

     #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through March 30, 2015. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$709	$1,297	$1,910	$3,554
Class B	$718	$1,289	$1,980	$3,684
Class B (no redemption)	$218	$989	$1,780	$3,684
Class C	$318	$989	$1,780	$3,850
Class C (no redemption)	$218	$989	$1,780	$3,850
Class M	$536	$1,233	$1,952	$3,850
Class Y	$117	$691	$1,291	$2,918

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal period was 7%.

Investments, risks, and performance

Investments

We invest mainly in common stocks and other equity or convertible securities of midsize and large companies worldwide that pay or that we expect to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. We invest mainly in developed countries, but may invest in emerging markets. Value stocks are issued by companies that we believe are currently undervalued by the market and that we believe may produce attractive levels of dividend income. If we are correct and other investors ultimately recognize the value of the company, the price of its stock may rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2013

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP121 286571 3/14 Putnam Retail Management